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                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549

                                FORM 8-K
                             CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 8, 1996


              American Express Receivables Financing Corporation
               on behalf of the American Express Master Trust
              (Issuer in respect of the 6.05% Class A Accounts
                Receivable Trust Certificates, Series 1992-1,
                the 6.60% Class A Accounts Receivable Trust
              Certificates, Series 1992-2, the 5.375% Class A
           Accounts Receivable Trust Certificates, Series 1993-1,
          the 7.15% Class A Accounts Receivable Trust Certificates,
            Series 1994-1, the 7.60% Class A Accounts Receivable
       Trust Certificates, Series 1994-2, the 7.85% Class A Accounts
   Receivable Trust Certificates, Series 1994-3, the Class A Floating Rate
         Accounts Receivable Trust Certificates, Series 1996-1 and the
Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2)
____________________________________________________________________________

	(Exact name of registrant as specified in its charter)


                                        33-47812
                                        33-49106
                                        33-67502
       Delaware                         33-81634             13-3632012
____________________________           ___________         _____________
(State or other jurisdiction           (Commission         (IRS Employer
    of incorporation)                  File Numbers)      Identification No.)


200 Vesey Street, New York, New York                          10285
____________________________________                        __________
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      (212) 640-3975


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Item 5.  Other Events

	Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated October 8, 1996 for the Distribution Date occurring on October 15, 1996 and the preceding Due Period from September 1 through September 30, 1996 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of
June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on Class B Certificates, Series 1992-1, 1992-2, 1993-1, 1994-1, 1994-2 and 1994-3, occurring on October 15, 1996, is contained in the Payment Date Statements provided to the holder of such Class B
Certificates.   Such Payment Date Statements are attached hereto as
Exhibit 20.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.                            Description
-----------                            -----------
Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-1, 1992-2, 1993-1, 1994-1, 1994-2
                        and 1994-3, occurring on October 15, 1996.

Exhibit 99.1 Monthly Servicer's Certificate dated October 8, 1996 for the Distribution Date occurring on October 15, 1996 and the preceding Due Period from September 1 through September 30, 1996 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.


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                               SIGNATURE
                               _________

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                AMERICAN EXPRESS MASTER TRUST


                                By: /s/ Leslie R. Scharfstein
                                    ------------------------------
                                    Leslie R. Scharfstein
                                    (Vice President of American
                                    Express Receivables Financing
                                    Corporation, Originator of the
                                    American Express Master Trust)



Dated:  October 15, 1996


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                              EXHIBIT INDEX
                              -------------

Designation	         Description                                  Page
-----------              -----------                                  ----

Exhibit 20.1             Payment Date Statements relating to            5
                         interest distributions on the Class B
                         Certificates, Series 1992-1, 1992-2,
                         1993-1, 1994-1, 1994-2 and 1994-3,
                         occurring on October 15, 1996.


Exhibit 99.1             Monthly Servicer's Certificate dated          18
                         October 8, 1996 for the Distribution
                         Date occurring on October 15, 1996 and
                         the preceding Due Period from September 1 through September 30, 1996 provided to The Bank of New York, as Trustee under the Agreement for the American Express
                         Master Trust.

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